Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Farmland Partners Inc. (the “Company”) on Form 10-K for the period ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul A. Pittman, the Executive Chairman and Chief Executive Officer of the Company, and I, Luca Fabbri, the Chief Financial Officer and Treasurer of the Company, certify, to our knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Ay 8, 2015

Date: March 19, 2021	/s/ PAUL A. PITTMAN
Paul A. Pittman
Executive Chairman and Chief Executive Officer

Date: March 19, 2021	/s/ LUCA FABBRI
Luca Fabbri
Chief Financial Officer and Treasurer